                                  EXHIBIT 4.5

                      Specimen of Common Stock Certificate


NUMBER                      KYZEN CORPORATION (LOGO)                SHARES
KZ

                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 501596 10 0

--------------------------------------------------------------------------------
     THIS IS TO CERTIFY that




     is the owner of
--------------------------------------------------------------------------------
       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                     PAR VALUE OF ONE CENT ($0.01) EACH, OF

                               KYZEN CORPORATION

                             (CERTIFICATE OF STOCK)

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation By-Laws and all Amendments thereto, to all of which the holder by acceptance hereof, assents.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(THE STATE OF INCORPORATION CHANGED TO TENNESSEE)

(THIS CERTIFICATE HAS BEEN CHANGED TO REPRESENT COMMON STOCK)

Dated

/s/ Michael L. Bixamen         (KYZEN CORPORATION UTAH)     /s/
                                   (CORPORATE SEAL)
           VICE PRESIDENT                                             PRESIDENT


COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK, NEW YORK)   TRANSFER AGENT
BY                                         AND REGISTRAR



                                    AUTHORIZED SIGNATURE

This certificate also evidences and entitles the holder hereof to certain rights as set forth in that certain Rights Agreement between Kyzen Corporation and American Stock Transfer & Trust Company, dated as of January 15, 1999, as it may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Kyzen Corporation. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Kyzen Corporation will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by an Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.



                               KYZEN CORPORATION


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                        UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                                                    (Cust)           (Minor)
JT TEN  - as joint tenants with right of                                             under Uniform Gifts to Minors
          survivorship and not as tenants                                            Act ____________
          in common                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------
|                                            |
|                                            |
----------------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


       SIGNATURE(S) GUARANTEED:
                               -------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.